                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 5, 2005
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                                  FANSTEEL INC.
                                  -------------

             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                               1-8676                              36-1058780
               --------                               ------                              ----------
     (State or Other Jurisdiction            (Commission File Number)                  (I.R.S. Employer
          of Incorporation)                                                          Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
                          -----------------------------

                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A

         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

ITEM 8.01.  OTHER EVENTS

On April 13, 2005, the Company's wholly owned special purpose subsidiary, FMRI
Inc ("FMRI"), amended its Decommissioning Trust ("Trust"), with the consent of the Nuclear Regulatory Commission.

The amendment to the Trust allows FMRI to withdraw an additional $2.5 million.
Withdrawals are restricted to completion of Phase 1 of the Decommissioning Plan, exclude litigation costs, and must meet certain performance criteria regarding disposition of residues at an approved offsite location. Fansteel Inc. agreed to amend the Promissory Note (Primary FMRI Note) between Fansteel Inc and FMRI to incorporate the amendment on April 14, 2005. This amendment has no impact on the inter-company amounts payable under the Primary Note.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

Exhibit No.     Description
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99.1.1   Decommissioning Trust Amendment Number 1
99.1.2   Amended Promissory Note (Primary FMRI Note)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FANSTEEL INC.
                              (Registrant)

Date: May 5, 2005             By:  /s/ Gary L. Tessitore
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                                   Gary L. Tessitore
                                   Chairman, President and Chief Executive
                                       Officer

Date: May 5, 2005             By:  /s/ R. Michael McEntee
      -----------                 -----------------------------------------
                                   R. Michael McEntee
                                   Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
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99.1            Amendment Number 1 to the Decommissioning Trust by and between
                FMRI, Inc., and the Bank of Waukegan, of Waukegan, Illinois, as
                trustee under Trust No. 2740, entered into the 13th day of
                April, 2005.

99.2            Promissory Note (Primary FMRI Note) between Fansteel Inc, and
                FMRI Inc, amended April 14, 2005